Exhibit 10.1

                              REINSURANCE AGREEMENT

                                   BETWEEN THE

             NORTHBROOK LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "NORTHBROOK")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")


                                   Article I.

                              BASIS OF REINSURANCE

1. One-hundred percent (100%) of the net benefits (defined in Article II, Paragraph 1), under all eligible policies (defined in Schedule A) of NORTHBROOK, will be reinsured with ALLSTATE.

2. This reinsurance will be ceded to ALLSTATE on an automatic coinsurance basis.

3. In no event will reinsurance under this Agreement be in force unless the corresponding policy issued by NORTHBROOK or the reinsurance accepted by NORTHBROOK is in force.

                                   Article II.

                              REINSURANCE BENEFITS

1.   Net benefits are defined as follows:

     (a) For a policy issued directly by NORTHBROOK and reinsured under this Agreement, net benefits are the actual amounts payable by NORTHBROOK to the policyholder, less any amounts payable to NORTHBROOK by another reinsurer with respect to the policy. These payments include death benefits, endowment benefits, annuity benefits, disability benefits, benefits under A & H policies, surrender benefits and payments on supplementary contracts with and without life contingencies.

     (b) For policies reinsured by NORTHBROOK and retroceded under this Agreement, net benefits are the actual amounts payable by NORTHBROOK to the ceding company with respect to the policy reinsured by NORTHBROOK. These payments will include commissions and expense allowances on reinsurance accepted.

2. With respect to policies issued directly or reinsured by NORTHBROOK on or prior to the Effective Date of this Agreement, ALLSTATE's liability for net benefits will begin on the first day following the Agreement's Effective Date. This liability will include net benefits incurred on or prior to the Effective Date of this Agreement, but not paid until after the Agreement's Effective Date.

3. With respect to policies issued directly or reinsured by NORTHBROOK after the Effective Date of this Agreement, ALLSTATE's liability for net benefits will begin simultaneously with that of NORTHBROOK and will include any liability NORTHBROOK may incur as a result of a Temporary Insurance Agreement or Conditional Receipt issued in conjunction with a policy subject to this Agreement.

4. ALLSTATE's liability under this Agreement will continue as long as NORTHBROOK remains liable on the underlying coverage, and will terminate simultaneously with NORTHBROOK's termination of liability.

                                  Article III.

                                RESERVE TRANSFERS

1. On or before the Effective Date of this Agreement, NORTHBROOK shall pay to ALLSTATE one million dollars ($1,000,000) in cash.

2. Within one-hundred and eighty (180) days following the Effective Date of this Agreement, NORTHBROOK shall pay to ALLSTATE assets with statutory book value equal to (a) less (b), where (a) and (b) are as defined below. NORTHBROOK shall also pay to ALLSTATE interest on this amount; such amount being equal to the sum of (c) and (d), as defined below.

     (a) Net statutory reserves determined as the portion of the following items (i) through (viii), minus items (ix) through (xi) attributable to the policies (or portion of such policies) ceded to ALLSTATE under this Agreement. The applicable portion of these items will be calculated as of the Effective Date of this Agreement and will be based on the corresponding items from NORTHBROOK's General Account statutory financial statement as filed with the Illinois Insurance Department.

          ITEM      NAIC STATEMENT REFERENCE*                                         DESCRIPTION
          ----      -------------------------------        -----------------------------------------------------------------------
          (i)       Page 3, Line 1                         Aggregate reserve for life policies and contracts

          (ii)      Page 3, Line 2                         Aggregate reserve for A & H policies and contracts

          (iii)     Page 3, Line 3                         Supplementary contracts without life contingencies

          (iv)      Page 3, Lines 4.1 & 4.2                Policy and contract claims

          (v)       Page 3, Line 9                         Premium and annuity considerations received in advance

          (vi)      Page 3, Lines 10.1, 10.2 & 10.3        Liability for premiums and other deposit funds

          (vii)     Page 3, Lines 11.1, 11.2 & 11.3        Policy and contract liabilities not included elsewhere

          (viii)    Page 3, Line 15                        Cost of collection on premiums and annuity considerations deferred and uncollected in excess of total loading

          (ix)      Page 2, Lines 11.1, 11.2 & 11.3        Reinsurance ceded (amounts due)

          (x)       Page 2, Line 14                        Life insurance premiums and annuity considerations deferred and uncollected

          (xi)      Page 2, Line 15                        Accident and health premiums due and unpaid

     (b)  The amount transferred under Article III, Paragraph 1.

     (c) All interest payments, dividend payments and mortgage payments received by NORTHBROOK, between the Effective Date of this Agreement and the date of asset transfer, on the assets transferred.

     (d) Interest on cash transferred at an effective rate of six percent (6%) per annum, compounded daily, from the Effective Date of this Agreement to the date of asset transfer.

* References herein are to the 1986 NAIC Statutory Statement. Appropriate adjustments will be made for changes, if any, in the NAIC Statutory Statement on or after the Effective Date.

3. Within sixty (60) days following the filing of ALLSTATE's 1987 Federal Income Tax return, NORTHBROOK shall pay to ALLSTATE assets with statutory book value equal to 0.4 X [(a)-(b)], where (a) and (b) are as defined below.

     (a) Net statutory reserves on the Effective Date of this Agreement as calculated under Article III, Paragraph 2, Item (a).

     (b) Net tax reserves on the Effective Date of this Agreement for the items listed in Article III, Paragraph 2, Item (a), as revalued for purposes of calculating the 1987 Federal Income Tax liability.

4. Within ninety (90) days following the recapture by NORTHBROOK of any business ceded to another reinsurer, NORTHBROOK shall pay to ALLSTATE assets with statutory book value equal to (a)X [1+(b)(c)/365], where (a) through (c) are as defined below.

     (a)  Net Statutory reserves, as defined in Article III, Paragraph 2, Item
          (a), attributable to the policies so recaptured. The applicable portion of these items will be calculated as of the end of the month following the date of recapture.

     (b) The annual rate of interest appearing on NORTHBROOK's General Account statutory financial statement (NAIC Statement Reference*: Exhibit 2, Line 8) as filed with the Illinois Insurance Department as of the end of the calendar year immediately preceding the date of recapture.

     (c) The number of days between the end of the month following the date of recapture and the date when payment is made.

5. Within sixty (60) days following the filing of an Allstate Federal Income Tax return for a year in which there was a recapture by NORTHBROOK of any business ceded to another reinsurer, NORTHBROOK shall pay to ALLSTATE assets with statutory book value equal to the product of the then current Federal Income Tax rate applicable to ALLSTATE and the amount (a)-(b), where (a) and (b) are as defined below.

     (a)  Net Statutory reserves, as defined in Article III, Paragraph 2, Item
          (a), attributable to the policies so recaptured. The applicable portion of these items will be calculated as of the end of the calendar year following the date of recapture.

     (b) Net tax reserves for the items listed in Article III, Paragraph 2, Item (a), attributable to the policies so recaptured and as revalued for purposes of calculating ALLSTATE's Federal Income Tax liability. The applicable portion of these items will be calculated as of the end of the calendar year following the date of recapture.

* References herein are to the 1986 NAIC Statutory Statement. Appropriate adjustments will be made for changes, if any, in the NAIC Statutory Statement on or after the Effective Date.

                                   Article IV.

                               MONTHLY SETTLEMENTS

1. Within thirty (30) days following the end of each calendar month in which this Agreement is in effect, NORTHBROOK shall pay to ALLSTATE, with respect to eligible policies under this Agreement, a reinsurance premium equal to (or the accounting equivalent of) the sum of Items (a) and (b) below less the sum of Items (c), (d) and (e) below.

     (a) Gross premiums (direct and reinsurance assumed) collected by NORTHBROOK during the month.

     (b) Reserves transferred from a NORTHBROOK Separate Account to the NORTHBROOK General Account during the month.

     (c) Gross premiums refunded by NORTHBROOK during the month to policyholders.

     (d) Reserves transferred from the NORTHBROOK General Account to a NORTHBROOK Separate Account during the month.

     (e) Reinsurance premiums paid by NORTHBROOK during the month to reinsurers other than ALLSTATE.

2. Within thirty (30) days following the end of each calendar month in which this Agreement is in effect, ALLSTATE shall pay to NORTHBROOK a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a), (b), (c) and (d) below.

     (a) Net benefits (as defined in Article II, Paragraph 1) paid by NORTHBROOK during the month with respect to the policies ceded under this Agreement.

     (b) Commissions and other sales compensation incurred by NORTHBROOK during the month with respect to the policies ceded under this Agreement.

     (c) General insurance expenses incurred by NORTHBROOK during the month with respect to the policies ceded under this Agreement.

     (d) Insurance taxes, licenses and fees (excluding Federal Income Tax) incurred by NORTHBROOK during the month with respect to the policies ceded under this Agreement.

                                   Article V.

                                   OVERSIGHTS

     ALLSTATE shall be bound as NORTHBROOK is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either NORTHBROOK or ALLSTATE, both NORTHBROOK and ALLSTATE shall be restored to the positions they would have occupied had no such error or oversight occurred.

                                   Article VI.

                                 POLICY CHANGES

     If any change is made in coverage reinsured under this Agreement, NORTHBROOK shall notify ALLSTATE.

                                  Article VII.

                                    RECAPTURE

1. If a policy reinsured under this Agreement becomes ineligible for reinsurance (as specified in Schedule A), the policy will be immediately recaptured by NORTHBROOK.

2.   NORTHBROOK shall notify ALLSTATE of any such recapture.

3. Upon receiving notice of recapture, ALLSTATE shall pay to NORTHBROOK an amount equal to the net statutory reserves associated with the recaptured policy. This amount will be determined in accordance with the formula defined in Article III, Paragraph 2, Item (a), as of the end of the month following the date of recapture.

                                  Article VIII.

                              INSPECTION OF RECORDS

     NORTHBROOK and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the policies reinsured under this Agreement.

                                   Article IX.

                                   INSOLVENCY

1. In the event of the insolvency of NORTHBROOK, reinsurance hereunder is payable by ALLSTATE on the basis of its liability hereunder without diminution because of the insolvency of NORTHBROOK.

2. Further, in the event of the insolvency of NORTHBROOK, the liquidator, receiver or statutory successor of the insolvent NORTHBROOK shall give written notice to ALLSTATE of the pendency of an obligation of the insolvent NORTHBROOK on any policy reinsured, whereupon ALLSTATE may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to NORTHBROOK or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent NORTHBROOK as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to NORTHBROOK solely as a result of the defense undertaken by ALLSTATE.

3. All monies due NORTHBROOK or ALLSTATE under this Agreement shall be offset against each other, dollar for dollar, regardless of any insolvency of either party.

                                   Article X.

                                   ARBITRATION

     Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty (20) days from receipt of written notice from one party that an arbitrator has been appointed, the other party will also name an arbitrator. The two arbitrators will choose a third arbitrator and will forthwith notify the contracting parties of such choice. Each arbitrator should be a present or former officer of a life insurance company and should have no present or past affiliation with this Agreement or with either party. The arbitrators will consider this Agreement as an honorable engagement rather than merely as a legal obligation, and will be relieved of all judicial formalities. The decision of the arbitrators will be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration will take place at the Home Office of NORTHBROOK, unless some other location is mutually agreed upon.

                                   Article XI.

                              PARTIES TO AGREEMENT

     This Agreement is solely between NORTHBROOK and ALLSTATE. The acceptance of reinsurance hereunder does not create any right or legal relation whatever between ALLSTATE and any party in interest under any policy reinsured hereunder. NORTHBROOK shall be and remain solely liable to any insured, contract owner, or beneficiary under any policy reinsured hereunder.

                                  Article XII.

                              DURATION OF AGREEMENT

     This Agreement will be effective as of December 31, 1987, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving sixty
     (60) days prior written notice of termination to the other party.

IN WITNESS HEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the date shown below.

NORTHBROOK LIFE INSURANCE COMPANY of Northbrook, Illinois

By  /s/ James D. Clements
    ---------------------------------
Title Assistant Vice President,
      Assistant Secretary & Assistant
      General Counsel
      -------------------------------
Date  October 20, 1987
      -------------------------------

ALLSTATE LIFE INSURANCE COMPANY of Northbrook, Illinois

By  /s/ Joseph A. Haas
    -------------------------------
Title Vice President and Controller
      -----------------------------
Date  October 20, 1987
      -----------------------------

                                                                          [SEAL]

                              REINSURANCE AGREEMENT

                                     BETWEEN

             NORTHBROOK LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "NORTHBROOK")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")


                                   Schedule A

                        ELIGIBLE AND INELIGIBLE POLICIES

1. This Agreement covers all eligible policies in force in NORTHBROOK (or no longer in force but with remaining liability to NORTHBROOK) on the Effective Date of this Agreement, all eligible policies issued directly by NORTHBROOK after the Effective Date of this Agreement, and all reinsurance accepted by NORTHBROOK before and after the Effective Date of this Agreement.

2. An eligible policy is defined as any policy whose reserve is invested, in whole or in part, in the NORTHBROOK General Account; provided, however, that the portion of any such policy which is not so invested is not covered under this Agreement.

                                 AMENDMENT NO. 1

                                     to the

                              REINSURANCE AGREEMENT

                                   between the

             NORTHBROOK LIFE INSURANCE COMPANY, Northbrook, Illinois
                           (hereinafter "NORTHBROOK")

                                        and

              ALLSTATE LIFE INSURANCE COMPANY, Northbrook, Illinois
                            (hereinafter "ALLSTATE")

     IT IS HEREBY AGREED that the Reinsurance Agreement effective December 31, 1987 between NORTHBROOK and ALLSTATE (hereinafter "Coinsurance Agreement"), is amended as follows:

     1. Article II, paragraphs 1(a) and 3 of the Coinsurance Agreement are amended as set out below:

          1.   Net benefits are defined as follows:

               (a) For an application received, or a policy issued directly by NORTHBROOK and reinsured under this Agreement, net benefits are the actual amounts payable by NORTHBROOK to the policyholder, less any amounts payable to NORTHBROOK by another reinsurer with respect to the policy. These payments include death benefits, endowment benefits, annuity benefits, disability benefits, benefits under accident and health policies, surrender benefits, and payments on supplementary contracts with and without life contingencies.

          3. With respect to applications received, or policies issued directly or reinsured by NORTHBROOK, after the Effective Date of this Agreement, ALLSTATE's liability for net benefits will begin simultaneously with that of NORTHBROOK and will include any liability NORTHBROOK may incur as a result of a Temporary Insurance Agreement or Conditional Receipt issued in conjunction with a policy subject to this Agreement.

     2. Article IV of the Coinsurance Agreement, is deleted, and replaced with new Article IV set out below:

                                   ARTICLE IV
                                   SETTLEMENTS

     1. While this Agreement is in effect, NORTHBROOK shall pay to ALLSTATE no less frequently than weekly, with respect to eligible policies under this Agreement, a reinsurance premium equal to (or the accounting equivalent of) the sum of Items (a), (b) and (c) below, less the sum of Items (d) and (e) below, as applicable for the period since the date of NORTHBROOK's last payment to ALLSTATE.

          (a) Gross premiums (direct and reinsurance assumed) collected by NORTHBROOK.

          (b) Reserves transferred from a NORTHBROOK Separate Account to the NORTHBROOK General Account.

          (c) Policy loan repayments collected by NORTHBROOK with respect to the policies ceded under this Agreement.

          (d)  Gross premiums refunded by NORTHBROOK to policyholders.

          (e) Reserves transferred from the NORTHBROOK General Account to the NORTHBROOK Separate Account.

     2. While this Agreement is in effect, ALLSTATE shall pay to NORTHBROOK no less frequently than weekly a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a), (b), (c), (d) and (e) below, as applicable for the period since the date of ALLSTATE's last payment to NORTHBROOK.

          (a) Net benefits (as defined in Article II) paid by NORTHBROOK with respect to the policies ceded under this Agreement.

          (b) Commissions and other sales compensation incurred by NORTHBROOK with respect to the policies ceded under this Agreement.

          (c) General insurance expenses incurred by NORTHBROOK with respect to the policies ceded under this Agreement.

          (d) Insurance taxes, licenses and fees (excluding Federal Income Tax) incurred by NORTHBROOK with respect to the policies ceded under this Agreement.

          (e) Policy loan distributions to policyholders incurred by NORTHBROOK with respect to the policies ceded under this Agreement.

This Amendment shall be effective as of September 1, 1990.

     IN WITNESS WHEREOF, the parties to the Coinsurance Agreement have caused their respective officers to execute this Amendment on the dates shown below.


NORTHBROOK LIFE INSURANCE COMPANY

BY:  /s/ Marla Friedman
   -------------------------------
TITLE:  Vice President
      ----------------------------
DATE:   June 6, 1991
     -----------------------------

ALLSTATE LIFE INSURANCE COMPANY

BY:  /s/ BARRY S. PAUL
   -------------------------------
TITLE:  Assistant Vice President &
        Corporate Actuary
      ----------------------------
DATE:  June 4, 1991
     -----------------------------

                                 AMENDMENT No. 2

                                     to the

                              REINSURANCE AGREEMENT

                                     between

             NORTHBROOK LIFE INSURANCE COMPANY, Northbrook, Illinois
                           (hereinafter "NORTHBROOK")

                                       and

              ALLSTATE LIFE INSURANCE COMPANY, Northbrook, Illinois
                            (hereinafter "ALLSTATE")

     IT IS HEREBY AGREED that the 100% Coinsurance Reinsurance Agreement effective December 31, 1987, between NORTHBROOK and ALLSTATE is amended as follows:

1. A new Article VIII is added, to read as follows:

                                  Article VIII

                          CONVERSION TO FUNDS WITHHELD

           (a.) Effective on the date and at the time of transfer of all or substantially all Assets to NORTHBROOK pursuant to Section 6(f) of the Security and Trust Agreement among the parties hereto, Dean Witter Reynolds, Inc., and Harris Trust and Savings Bank, the reinsurance hereunder provided shall convert from an automatic coinsurance basis to a funds withheld basis. The delivery to the Trustee of the Instructions for Release to Beneficiary, as provided in Section 6(f) of the Security and Trust Agreement, shall operate as notice to NORTHBROOK and ALLSTATE of such conversion. NORTHBROOK shall hold all assets received pursuant to such transfer, including subsequent additions and investment income, under the Funds Withheld provisions of this Article.

           (b.) In the event of a conversion, as provided in Section (a.) of this Article VIII, from an automatic coinsurance to a funds withheld basis,
     Article IV, MONTHLY SETTLEMENTS, as amended by Amendment No. 1 to this Reinsurance Agreement, shall be automatically modified to operate as follows:

     (i) In addition to the settlements described in Article IV, which shall continue, NORTHBROOK shall pay to ALLSTATE no less frequently than weekly the net investment income, including all realized capital gains and losses, earned on the assets held in accordance with Section (a) of this Article VIII.

     (ii) Notwithstanding the requirements of Article IV and Section (b) (i) of this Article VIII, NORTHBROOK shall withhold from ALLSTATE and hold an amount not greater than the sum A, B and C below, such sum hereafter referred to as the "Funds Withheld"

           A. an amount equal to the net statutory reserves in respect of the business reinsured;

           B. an amount equal to the Interest Maintenance Reserve related to the Assets held in trust in accordance with Section (a) of this
                Article VIII;

           C. an amount not greater at any time than 20% of the net statutory reserves with respect to the business reinsured, equal to the accumulation, if positive, of the amounts due ALLSTATE from NORTHBROOK less the amounts due NORTHBROOK from ALLSTATE, beginning from the date Assets are transferred to NORTHBROOK pursuant to Section 6(f) of the Security and Trust Agreement.

     (iii) The net periodic settlements described in Article IV shall be adjusted to provide for Funds Withheld by reducing the amount paid to ALLSTATE by any increase in the Funds Withheld for the settlement period or increasing the amount paid ALLSTATE by any decrease in the Funds Withheld.

     (c) Notwithstanding any of the foregoing provisions of this Article VIII, NORTHBROOK shall at all times have the right to use any Assets in its possession for the payment of benefits due and owing under policies issued by NORTHBROOK.

2.   This Reinsurance Agreement is amended further by renumbering current
Article VIII to be Article IX, and each subsequent Article is renumbered consecutively from such new Article IX.

3. This Reinsurance Agreement is amended further by deleting current Article XII, entitled DURATION OF AGREEMENT, and inserting, in its place, the following:

                                  ARTICLE XIII.

                              DURATION OF AGREEMENT

     This Agreement will be effective as of December 31, 1987, and shall remain in force so long as any policies issued by NORTHBROOK through Dean Witter Reynolds, Inc., pursuant to various General Agent's Agreements, remain in force.

4. This Reinsurance Agreement is amended further by adding an Article XIV, to read as follows:

                                  ARTICLE XIV.

                                ENTIRE AGREEMENT

     This Reinsurance Agreement, together with all amendments thereto and the Security and Trust Agreement to which ALLSTATE and NORTHBROOK are parties dated as of September 1, 1993, constitutes the entire agreement between ALLSTATE and NORTHBROOK with respect to the subject matter hereof, and there are no written or oral understandings, agreements, conditions, or qualifications to the terms and conditions of this Reinsurance Agreement which are not fully expressed herein and in such Security and Trust Agreement.

     IN WITNESS HEREOF, the parties to this Agreement have caused this Amendment No. 2 to be duly executed in duplicate by their respective officers on the date shown below.


NORTHBROOK LIFE INSURANCE COMPANY, of Northbrook, Illinois


By:     /s/ Marla G. Friedman
        --------------------------------
        Marla G. Friedman

Title:  Vice President

Date:   September 28, 1993


ALLSTATE LIFE INSURANCE COMPANY, of Northbrook, Illinois


By:     /s/ Peter H. Heckman
        --------------------------------
        Peter H. Heckman

Title:  Vice President

Date:   September 28, 1933

                              AMENDMENT # 3 TO THE

                              REINSURANCE AGREEMENT

                                     BETWEEN

             NORTHBROOK LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "NORTHBROOK")

                                       AND
              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

IT IS HEREBY AGREED, that the Coinsurance Agreement effective December 31, 1987 between NORTHBROOK and ALLSTATE (hereafter "Agreement"), is amended as follows;

     1.) Schedule A, ELIGIBLE AND INELIGIBLE POLICIES, is hereby amended by deleting said Schedule in its entirety, and replacing it with the following new Schedule A:

                                   SCHEDULE A

                        ELIGIBLE AND INELIGIBLE POLICIES

     1. This Agreement covers all eligible policies in force in NORTHBROOK (or no longer in force but with remaining liability to NORTHBROOK) on the Effective Date of this Agreement, all eligible policies issued directly by NORTHBROOK after the Effective Date of this Agreement, and all reinsurance accepted by NORTHBROOK before and after the Effective Date of this Agreement.

     2. An eligible policy is defined as any policy whose reserve is invested, in whole or in part, in the NORTHBROOK general account, except for those policies described in paragraph 3, below; provided, however, that the portion of any such policy which is not so invested is not covered under this Agreement.

     3. No policy which is registered with the Securities and Exchange Commission and which is sold to a pension plan as the term "pension plan" is defined under the Employee Retirement Income Security Act of 1974, including, but not limited to, pension plans qualified under

     Sections 401(a), 401(k), and 403(b) of the Internal Revenue Code, shall be considered an eligible policy under this Agreement.

     2.)  This Amendment shall be effective February 1, 1995.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.


NORTHBROOK LIFE INSURANCE COMPANY                ALLSTATE LIFE INSURANCE COMPANY

By:     /s/ Marla G. Friedman             By:     /s/ Michael J. Velotta
       --------------------------                ---------------------------
Title:  VP                                Title:  VP, GENERAL COUNSEL & SECY
       --------------------------                ---------------------------
Date:   2/28/95                           Date:   Feb. 23, 1995
       --------------------------                ---------------------------

                              AMENDMENT # 4 TO THE

                              REINSURANCE AGREEMENT

                                     BETWEEN

             NORTHBROOK LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "NORTHBROOK")

                                       AND
              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")


WHEREAS, Northbrook and Allstate entered into a Coinsurance Agreement (hereinafter "Agreement") having an effective date of December 31, 1987; and,

WHEREAS, the California Insurance Department has determined that various changes to the Agreement are required under California insurance law; and,

WHEREAS, Northbrook and Allstate desire to amend the Agreement with respect to coverage issued to California residents to meet the California requirements;

NOW THEREFORE, the Agreement is hereby amended with respect to California residents, as follows;

     1.) Article IX, "INSOLVENCY", is hereby amended by deleting said Article in its entirety, and replacing it with the following new Article IX.

                                   ARTICLE IX

                                   INSOLVENCY

     1. The portion of any risk or obligation assumed by Allstate, when such portion is ascertained, shall be payable on demand of Northbrook at the same time as Northbrook shall pay its net retained portion of such risk or obligation, and the reinsurance shall be payable by Allstate on the basis of the liability of Northbrook under the contract or contracts reinsured under this Agreement without diminution because of the insolvency of Northbrook. In the event of insolvency and the appointment of a conservator, liquidator or statutory successor of Northbrook, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, on the basis of claims allowed against Northbrook by any court of competent jurisdiction or, by any conservator, liquidator, or statutory successor of Northbrook having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims. Payments by Allstate as above set forth shall be made directly to Northbrook or its conservator, liquidator or statutory successor.

     2. Further, in the event of the insolvency of Northbrook, the liquidator, receiver or statutory successor of the insolvent Northbrook shall give written notice to Allstate of the pendency of an obligation of the insolvent Northbrook on any policy reinsured, whereupon Allstate may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to Northbrook or its liquidator or statutory successor. The expense thus incurred by Allstate shall be chargeable, subject to court approval, against the insolvent Northbrook as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to Northbrook solely as a result of the defense undertaken by Allstate

     2.) Article X, ARBITRATION, shall be amended to include the following language at the end of that article:

          The decision of the Arbitrators shall be handed down within 45 days of the date on which the arbitration is concluded.

     3.) Article XII, PARTIES TO THE AGREEMENT, shall be deleted in its entirety and shall be replaced with the following language:

          This Agreement shall be effective as of December 31, 1987, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party ninety (90) days prior written notice of termination to the other party.

     4.) Article VII, paragraph 1(c) as amended in Amendment No. 2 shall be deleted in its entirety and shall be replaced with the following language:

          (c) Notwithstanding any of the foregoing provisions of this Article VII, NORTHBROOK shall at all times have the right to use any Assets in its possession for the payment of benefits due and owing under policies issued by NORTHBROOK. Provided, however, NORTHBROOK will not use any such Assets to satisfy any liabilities under the Northbrook Separate Account.

     5.)  In addition, a new Article XIII is added to the Agreement, as follows:

                                  ARTICLE XIII

                                     OFFSET

     All monies due Northbrook or Allstate under this Agreement shall be offset against each other dollar for dollar.

     6.)  Further, a new Article XIV is added to the agreement, as follows:

                                   ARTICLE XIV

                                ENTIRE AGREEMENT

     This Agreement constitutes the entire contract between ALLSTATE and NORTHBROOK. No variation, modification or changes to this Agreement shall be binding unless in writing and signed by an officer of each party.

This Amendment shall be effective on June 12, 1995. Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.


NORTHBROOK LIFE INSURANCE COMPANY                ALLSTATE LIFE INSURANCE COMPANY

By:     /s/ Sarah R. Donahue                  By:     /s/ John R. Hunt
       -------------------------                     ------------------
Title:  First Vice President                  Title:  AVP
       -------------------------                     ------------------
Date:   6/12/95                               Date:   6/12/95
       -------------------------                     ------------------

                               AMENDMENT NUMBER 5

                          TO THE REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 31, 1987

                                     BETWEEN
                        NORTHBROOK LIFE INSURANCE COMPANY
                        (HEREINAFTER CALLED "NORTHBROOK")
                                       AND
                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")

IT IS HEREBY AGREED, that the Reinsurance Agreement effective December 31, 1987 between NORTHBROOK and ALLSTATE (hereinafter "Agreement"), is amended as provided below.

1. Effective January 1, 1995, Article IV is hereby amended by adding the following new subparagraph 3:

     3. ALLSTATE shall pay to NORTHBROOK, no less frequently than annually, any taxes incurred by NORTHBROOK as a result of Section 848 of the Internal Revenue Code which concerns capitalization of policy acquisition costs.

2. Effective January 1, 1993, Article IV is hereby amended by adding the following new subparagraph 4:

     4. ALLSTATE and NORTHBROOK agree to an election under Treasury Regulations 1-848-2(g)(8), as follows:

          (a) For each taxable year under this Agreement, the party with net positive consideration, as defined in the regulations promulgated under Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

          (b) NORTHBROOK and ALLSTATE agree to exchange information pertaining to the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses. NORTHBROOK and ALLSTATE shall agree on the amount of such net consideration for each taxable year no later than the May 1 following the end of such year.

          (c) This election shall be effective for 1993 and for all subsequent taxable years for which this Agreement remains in effect.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Northbrook Life Insurance Company

By  /s/ Sarah R. Donahue
   ----------------------------------
Title    VP
      -------------------------------
Date     1/26/96
     --------------------------------


Allstate Life Insurance Company

By  /s/ C. Nelson Strom
   ----------------------------------
Title    AVP
      -------------------------------
Date     1/26/96
     --------------------------------

                             AMENDMENT NO. 6 TO THE

                              REINSURANCE AGREEMENT

                                     BETWEEN

             NORTHBROOK LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "NORTHBROOK")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

IT IS HEREBY AGREED, that the Coinsurance Agreement effective December 31, 1987 between NORTHBROOK and ALLSTATE (hereafter "Agreement"), is amended as follows:

     1.) Schedule A, ELIGIBLE AND INELIGIBLE POLICIES, is hereby amended by deleting said Schedule in its entirety, and replacing it with the following new Schedule A:

                                   SCHEDULE A

                        ELIGIBLE AND INELIGIBLE POLICIES

     1. This Agreement covers all eligible policies in force in NORTHBROOK (or no longer in force but with remaining liability to NORTHBROOK) on the Effective Date of this Agreement, all eligible policies issued directly by NORTHBROOK after the Effective Date of this Agreement, and all reinsurance accepted by NORTHBROOK before and after the Effective Date of this Agreement.

     2. An eligible policy is defined as any policy whose reserve is invested, in whole or in part, in the NORTHBROOK general account, provided, however, that the portion of any such policy which is not so invested is not covered under this Agreement.

     2.)  This Amendment shall be effective December 30, 1996.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

NORTHBROOK LIFE INSURANCE                     ALLSTATE LIFE INSURANCE
COMPANY                                       COMPANY

By:    /s/ Sarah R. Donahue                   By:    /s/ C. Nelson Strom
       ----------------------------                  --------------------------

Title: Assistant Vice President               Title: Assistant Vice President &
       ----------------------------                  Corporate Actuary
                                                     --------------------------

Date:  January 15, 1997                       Date:  January 15, 1997
       ----------------------------                  --------------------------

                               AMENDMENT NUMBER 7

                          TO THE REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 31, 1987

                                     BETWEEN

                        NORTHBROOK LIFE INSURANCE COMPANY
                        (HEREINAFTER CALLED "NORTHBROOK")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")

WHEREAS, NORTHBROOK and ALLSTATE entered into a Reinsurance Agreement effective December 31, 1987 (hereinafter "Agreement"); and

WHEREAS, the parties now believe that the Agreement does not accurately reflect their existing practices relating to settlements for certain tax benefits and liabilities; and

WHEREAS, the parties desire to amend the Agreement to reflect the existing practices with respect to such tax settlements;

NOW, THEREFORE, IT IS HEREBY AGREED, that the Agreement is amended as provided below.

     1.) Article IV, paragraph 2, is amended by replacing subparagraph (d) with a new subparagraph (d), as follows:

          (d) Insurance taxes, licenses and fees (excluding Federal Income Tax that is not related to the contracts reinsured under this Agreement), incurred by NORTHBROOK with respect to the contracts reinsured under this Agreement.

     2.) Article IV is further amended by adding a new paragraph 3, as follows:

          3. No less frequently than quarterly, ALLSTATE will calculate the amount of federal and state income tax liabilities incurred by

          NORTHBROOK for the quarter related to the contracts reinsured under this Agreement, and the amount of federal and state income tax benefits earned by NORTHBROOK for the quarter related to the contracts reinsured under this Agreement. If tax liabilities exceed tax benefits, the difference, plus a gross-up for additional federal and state income taxes, will be paid by ALLSTATE to NORTHBROOK. If tax benefits exceed tax liabilities, the difference, plus a gross-up for additional federal and state income taxes, will be paid by NORTHBROOK to ALLSTATE.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Northbrook Life Insurance Company

By     /s/ [ILLEGIBLE]
       ------------------------------
Title  Assistant Vice President
       ------------------------------
Date   October 22, 1998
       ------------------------------


Allstate Life Insurance Company

By     /s/ [ILLEGIBLE]
       ------------------------------
Title  AVP
       ------------------------------
Date   10/22/98
       ------------------------------

Exhibit 10.2


                              REINSURANCE AGREEMENT

                                     BETWEEN

             NORTHBROOK LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "NORTHBROOK")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

                                    Article I

                              BASIS OF REINSURANCE

1. ALLSTATE will indemnify and NORTHBROOK will automatically reinsure with ALLSTATE, according to the terms and conditions hereof, the net liability for contracts in force (or no longer in force but with remaining liability) on the Effective Date and contracts directly issued subsequent to the Effective Date by NORTHBROOK on the contracts listed in Schedule A.

2. The indemnity reinsurance provided hereunder shall be on a modified coinsurance basis. NORTHBROOK shall retain, maintain, and own all assets held in relation to the Reserve, as defined in Article III.

3. In no event will reinsurance under this Agreement be in force with respect to a contract of NORTHBROOK unless such contract is in force.

                                   Article II

                              LIABILITY OF ALLSTATE

The liability of ALLSTATE with respect to any contract reinsured hereunder will begin simultaneously with that of NORTHBROOK, but not prior to the Effective Date of this Agreement. ALLSTATES'S liability with respect to any contract reinsured hereunder will terminate on the date NORTHBROOK's liability on such contract terminates or the date this Agreement is terminated, whichever is earliest. However, termination of this Agreement will not terminate ALLSTATE's liability for benefit payments incurred prior to the date of termination.

                                   Article III

                              INITIAL CONSIDERATION

1. On the Effective Date of this Agreement, NORTHBROOK will pay ALLSTATE an initial consideration which shall be equal to (or the accounting equivalent of) one hundred (100) percent of the Reserve, as defined in Paragraph 2 of this Article III, as of the Effective Date of this Agreement, with respect to the contracts reinsured hereunder.

2. For the purpose of this Agreement, the term "Reserve" will be the total liability for the reinsured contracts corresponding to the sum of the amounts on page 3, line 18 of NORTHBROOK's Statutory Separate Account (excluding Variable Life) Statement and page 3, line 12 of NORTHBROOK's Statutory Variable Life Separate Account Statement.

                                   Article IV

                               MONTHLY SETTLEMENTS

1. Within thirty (30) days following the end of each calendar month in which this Agreement is in effect, NORTHBROOK shall pay to ALLSTATE, with respect to contracts reinsured under this Agreement, a reinsurance premium equal to (or the accounting equivalent of) the sum of Items (a) and (b) below less the sum of Items (c), (d) and (e) below.

     (a) Gross premiums (direct and reinsurance assumed) collected by NORTHBROOK during the month.

     (b) Reserves transferred from the NORTHBROOK General Account to a NORTHBROOK Separate Account during the month.

     (c) Gross premiums refunded by NORTHBROOK during the month to policyholders.

     (d) Reserves transferred from a NORTHBROOK Separate Account to the NORTHBROOK General Account during the month.

     (e) Reinsurance premiums paid by NORTHBROOK during the month to reinsurers other than ALLSTATE.

2. Within thirty (30) days following the end of each calendar month in which this Agreement is in effect, ALLSTATE shall pay to NORTHBROOK a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a), (b), (c) and (d) below.

     (a) Net benefits (as defined in Paragraph 3 of this Article IV) paid by NORTHBROOK during the month with respect to the contracts reinsured under this Agreement.

     (b) Commissions and other sales compensation incurred by NORTHBROOK during the month with respect to the contracts reinsured under this Agreement.

     (c) General insurance expenses incurred by NORTHBROOK during the month with respect to the contracts reinsured under this Agreement.

     (d) Insurance taxes, licenses and fees (excluding Federal Income Tax) incurred by NORTHBROOK during the month with respect to the contracts reinsured under this Agreement.

3.   Net Benefits are defined as follows:

     (a) For a contract issued directly by NORTHBROOK and reinsured under this Agreement, net benefits are the actual amounts payable by NORTHBROOK to the policyholder, less any amounts payable to NORTHBROOK by another reinsurer with respect to the contract. These payments include death benefits, endowment benefits, annuity benefits, disability benefits, benefits under A & H policies, surrender benefits and payments on supplementary contracts with and without life contingencies.

     (b) For contracts reinsured by NORTHBROOK and retroceded under this Agreement, net benefits are the actual amounts payable by NORTHBROOK to the ceding company with respect to the contract reinsured by NORTHBROOK. These payments will include commissions and expense allowances on reinsurance accepted.

                                    Article V

                           MONTHLY RESERVE ADJUSTMENTS

1.   Simultaneously with the payment of the initial consideration described in
     Article III, Paragraph 1, ALLSTATE will pay to NORTHBROOK an initial reserve adjustment in an amount that is equal to the Reserve on the Effective Date of this Agreement with respect to the contracts reinsured hereunder.

2. Within thirty (30) days following the end of each calendar month in which this Agreement is in effect, a reserve adjustment equal to (or the accounting equivalent of) the amount defined below shall be paid.

     Let:

          RC = The Reserve change from the end of the prior accounting period to the end of the current accounting period for the reinsured contracts corresponding to the sum of the amounts on page 4, lines 9, 10, 10A and 11 of NORTHBROOK's Statutory Separate Account (excluding Variable Life) Statement and page 4, lines 14 and 15 of NORTHBROOK's Statutory Variable Life Separate Account Statement.

          NII = The net investment income corresponding to the sum of the amounts on page 4, line 2 of NORTHBROOK's Statutory Separate Account (excluding Variable Life) Statement and page 4, lines 4 and 5 of NORTHBROOK's Statutory Variable Life Separate Account Statement.

     If RC is greater than NII then a reserve adjustment of RC-NII is payable by ALLSTATE to NORTHBROOK.

     If NII is greater than RC, then a reserve adjustment of NII-RC is payable by NORTHBROOK to ALLSTATE.

                                   Article VI

                              STATEMENT REFERENCES

All references in this Agreement are to the 1986 NAIC Statutory General and Separate Account Statements of NORTHBROOK, as filed with the Illinois Insurance Department. Appropriate adjustments will be made for changes, if any, in the NAIC Statutory General and Separate Account Statements on or after the Effective Date.

                                   Article VII

                                   OVERSIGHTS

ALLSTATE shall be bound as NORTHBROOK is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either NORTHBROOK or ALLSTATE, both NORTHBROOK and ALLSTATE shall be restored to the positions they would have occupied had no such error or oversight occurred.

                                  Article VIII

                              INSPECTION OF RECORDS

NORTHBROOK and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the contracts reinsured under this Agreement.

                                   Article IX

                                   INSOLVENCY

1. In the event of the insolvency of NORTHBROOK, reinsurance hereunder is payable by ALLSTATE on the basis of its liability hereunder without diminution because of the insolvency of NORTHBROOK.

2. Further, in the event of the insolvency of NORTHBROOK, the liquidator, receiver or statutory successor of the insolvent NORTHBROOK shall give written notice to ALLSTATE of the pendency of any obligation of the insolvent NORTHBROOK on any policy reinsured, whereupon ALLSTATE may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to NORTHBROOK or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent NORTHBROOK as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to NORTHBROOK solely as a result of the defense undertaken by ALLSTATE.

3. All moneys due NORTHBROOK or ALLSTATE under this agreement shall be offset against each other, dollar for dollar, regardless of any insolvency of either party.

                                    Article X

                                   ARBITRATION

Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty (20) days from receipt of written notice from one party that an arbitrator has been appointed, the other party shall also name an arbitrator. The two arbitrators shall choose a third arbitrator and shall forthwith notify the contracting parties of such choice. Each arbitrator shall be a present or former officer of a life insurance company and should have no present or past affiliation with this Agreement or with either party. The arbitrators shall consider this Agreement as a honorable engagement rather than merely as a legal obligation, and shall be relieved of all judicial formalities. The decision of the arbitrators shall be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration shall take place at the Home Office of NORTHBROOK, unless some other location is mutually agreed upon.

                                   Article XI

                              PARTIES TO AGREEMENT

This Agreement is solely between NORTHBROOK and ALLSTATE. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between ALLSTATE and any party in interest under any contract of NORTHBROOK reinsured hereunder. NORTHBROOK shall be and remain solely liable to any insured, contract owner, or beneficiary under any contract reinsured hereunder.

This Agreement will be effective as of December 31, 1987, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party sixty (60) days prior written notice of termination to the other party.

IN WITNESS HEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the dates shown below.

NORTHBROOK LIFE INSURANCE COMPANY of Northbrook, Illinois

By /s/ James D. Clements
   -----------------------------
Title Assistant Vice President,
      Assistant Secretary &
      Assistant General Counsel
      --------------------------
Date  October 20, 1987
      --------------------------

ALLSTATE LIFE INSURANCE COMPANY of Northbrook, Illinois

By /s/ Joseph A. Haas
   -----------------------------
Title Vice President and Controller
      -----------------------------
Date  October 20, 1987
      --------------------------

                              REINSURANCE AGREEMENT

                                     BETWEEN

             NORTHBROOK LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "NORTHBROOK")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")


                                   SCHEDULE A

               CONTRACTS SUBJECT TO REINSURANCE UNDER THIS TREATY

Any contract whose reserve is invested, in whole or in part, in any account designated as a NORTHBROOK Separate Account shall be reinsured under this Agreement; provided, however, that the portion of any such contract which is not so invested is not covered under this Agreement.

                                 AMENDMENT NO. 1

                                     to the

                              REINSURANCE AGREEMENT

                                   between the

             NORTHBROOK LIFE INSURANCE COMPANY, Northbrook, Illinois
                           (hereinafter "NORTHBROOK")

                                       and

              ALLSTATE LIFE INSURANCE COMPANY, Northbrook, Illinois
                            (hereinafter "ALLSTATE")

     IT IS HEREBY AGREED that the Reinsurance Agreement effective December 31, 1987 between NORTHBROOK and ALLSTATE (hereinafter "Modified Coinsurance Agreement"), is amended as follows:

     1. Article IV, paragraphs 1 and 2 of the Modified Coinsurance Agreement, are deleted, and replaced with new paragraphs 1 and 2 set out below:

          1. While this Agreement is in effect, NORTHBROOK shall pay to ALLSTATE on a daily basis, with respect to eligible policies under this Agreement, a reinsurance premium equal to (or the accounting equivalent of) the sum of Items (a) and (b) below, less the sum of Items (c) and (d) below.

               (a) Gross premiums (direct and reinsurance assumed) collected by NORTHBROOK.

               (b) Reserves transferred from the NORTHBROOK General Account to a NORTHBROOK Separate Account.

               (c)  Gross premiums refunded by NORTHBROOK to policyholders.

               (d) Reserves transferred from a NORTHBROOK Separate Account to the NORTHBROOK General Account.

          2. While this Agreement is in effect, ALLSTATE shall pay to NORTHBROOK on a daily basis a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a),
               (b), (c) and (d) below.

               (a) Net benefits (as defined in Paragraph 3 of this Article IV) paid by NORTHBROOK with respect to the contracts reinsured under this Agreement.

               (b) Commissions and other sales compensation incurred by NORTHBROOK with respect to the contracts reinsured under this Agreement.

               (c) General insurance expenses incurred by NORTHBROOK with respect to the contracts reinsured under this Agreement.

               (d)  Insurance taxes, licenses and fees (excluding Federal Income
                    Tax) incurred by NORTHBROOK with respect to the contracts reinsured under this Agreement.

     2. Article IV is further amended by adding new sub-paragraph 4 set out below:

          4. Allstate shall pay to NORTHBROOK, no less frequently than annually, any taxes incurred by NORTHBROOK as a result of Section 848 of the Internal Revenue Code which concerns capitalization of policy acquisition costs.

     3. Article V, paragraph 2, is deleted, and replaced with the following new paragraph 2:

          2. While this Agreement is in effect, on a daily basis a reserve adjustment equal to (or the accounting equivalent of) the amount defined below shall be paid.

          Let:

               RC = The Reserve change from the end of the prior accounting period to the end of the current accounting period for the reinsured contracts corresponding to the sum of the amounts on page 4, lines 10, 11, 12 and 13 of NORTHBROOK's Statutory Separate Account (excluding Variable Life) Statement.

               NII = The net investment income corresponding to the sum of the amounts on page 4, line 2 of NORTHBROOK's Statutory Separate Account (excluding Variable Life) Statement, minus interest income on NORTHBROOK's capital investment.

          If RC is greater than NII then a reserve adjustment of RC-NII is payable by ALLSTATE to NORTHBROOK.

          If NII is greater than RC, then a reserve adjustment of NII-RC is payable by NORTHBROOK to ALLSTATE.

     This Amendment shall be effective as of September 1, 1990.

     IN WITNESS WHEREOF, the parties to have caused their respective officers to execute this Amendment on the dates shown below.

NORTHBROOK LIFE INSURANCE COMPANY

BY: /s/ Marla Friedman
    ---------------------------------
TITLE: Vice President
       ------------------------------
DATE: June 6, 1991
      -------------------------------


ALLSTATE LIFE INSURANCE COMPANY

BY: /s/ Barry S. Paul
    ---------------------------------
TITLE: Assistant Vice President &
       Corporate Actuary
       ------------------------------
DATE: June 4, 1991
      -------------------------------

                              AMENDMENT # 2 TO THE

                              REINSURANCE AGREEMENT

                                     BETWEEN

             NORTHBROOK LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "NORTHBROOK")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")


WHEREAS, Northbrook and Allstate entered into a Modified Coinsurance Agreement (hereinafter "Agreement") having an effective date of December 31, 1987; and,

WHEREAS, the California Insurance Department has determined that various changes to the Agreement are required under California insurance law; and,

WHEREAS, Northbrook and Allstate desire to amend the Agreement with respect to coverage issued to California residents to meet the California requirements;

NOW THEREFORE, the Agreement is hereby amended with respect to California residents, as follows;


     1.) Article IX, "INSOLVENCY", is hereby amended by deleting said Article in its entirety, and replacing it with the following new Article IX.

                                   ARTICLE IX

                                   INSOLVENCY

     1. The portion of any risk or obligation assumed by Allstate, when such portion is ascertained, shall be payable on demand of Northbrook at the same time as Northbrook shall pay its net retained portion of such risk or obligation, and the reinsurance shall be payable by Allstate on the basis of the liability of Northbrook under the contract or contracts reinsured under this Agreement without diminution because of the insolvency of Northbrook. In the event of insolvency and the appointment of a conservator, liquidator or statutory successor of Northbrook, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, on the basis of claims allowed against Northbrook by any court of competent jurisdiction or, by any conservator, liquidator, or statutory successor of Northbrook having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims. Payments by Allstate as above set forth shall be made directly to Northbrook or its conservator, liquidator or statutory successor.

     2. Further, in the event of the insolvency of Northbrook, the liquidator, receiver or statutory successor of the insolvent Northbrook shall give written notice to Allstate of the pendency of an obligation of the insolvent Northbrook on any policy reinsured, whereupon Allstate may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to Northbrook or its liquidator or statutory successor. The expense thus incurred by Allstate shall be chargeable, subject to court approval, against the insolvent Northbrook as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to Northbrook solely as a result of the defense undertaken by Allstate

     2.) Article X, ARBITRATION, shall be amended to include the following language at the end of that article:

          The decision of the Arbitrators shall be handed down within 45 days of the date on which the arbitration is concluded.

     3.) The second paragraph of Article XI, PARTIES TO THE AGREEMENT, shall be deleted in its entirety and shall be replaced with the following language:

          This Agreement shall be effective as of December 31, 1987, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party ninety (90) days prior written notice of termination to the other party.

     4.)  In addition, a new Article XII is added to the Agreement, as follows:

                                   ARTICLE XII

                                     OFFSET

     All monies due Northbrook or Allstate under this Agreement shall be offset against each other dollar for dollar.

     5.)  Further, a new Article XIII is added to the agreement, as follows:

                                  ARTICLE XIII

                                ENTIRE AGREEMENT

     This Agreement constitutes the entire contract between ALLSTATE and NORTHBROOK. No variation, modification or changes to this Agreement shall be binding unless in writing and signed by an officer of each party.

     6.) Finally, the definition of "RC" in Article V, paragraph 2, is deleted, and replaced with the following language:

     RC = The Reserve change from the end of the prior accounting period to the end of the current accounting period for the reinsured contracts corresponding to the sum of the amounts on page 4, lines 10, 11, 12 and 13 of NORTHBROOK's Statutory Separate Account Statement. An accounting period shall be defined as one day.

This Amendment shall be effective on June 8, 1995. Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

NORTHBROOK LIFE INSURANCE COMPANY               ALLSTATE LIFE INSURANCE COMPANY

By:     /s/ M Friedman                      By:     /s/ Michael J. Velotta
        -------------------------                   ----------------------------
Title: Vice President                       Title: VP, Secy & Gen Counsel
       ------------------------                    ---------------------------
Date:   June 8, 1995                        Date:   June 8, 1995
        -------------------------                   ----------------------------

                              AMENDMENT # 3 TO THE

                              REINSURANCE AGREEMENT

                                     BETWEEN

             NORTHBROOK LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "NORTHBROOK")

                                       AND
              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

IT IS HEREBY AGREED, that the Modified Coinsurance Agreement effective December 31, 1987 between NORTHBROOK and ALLSTATE (hereafter "Agreement"), is amended as follows;

     1.) Schedule A, CONTRACTS SUBJECT TO REINSURANCE UNDER THIS TREATY, is hereby amended by deleting said Schedule in its entirety, and replacing it with the following new Schedule A:

                                   SCHEDULE A

               CONTRACTS SUBJECT TO REINSURANCE UNDER THIS TREATY

     I. Any contract whose reserve is invested, in whole or in part, in any account designated as a NORTHBROOK Separate Account shall be reinsured under this Agreement; provided, however, that portion of any such contract which is not invested is not covered under this Agreement.

     II. Any contract registered with the Securities and Exchange Commission which is sold to a pension plan as the term "pension plan" is defined under the Employee Retirement Income Security Act of 1974, including, but not limited to, pension plans qualified under Sections 401(a), 401(k) and 403(b) of the Internal Revenue Code.

     2.)  This Amendment shall be effective February 1, 1995.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

NORTHBROOK LIFE INSURANCE COMPANY               ALLSTATE LIFE INSURANCE COMPANY

By:     /s/ Marla Friedman                  By:     /s/ Michael J. Velotta
        -------------------------                   ----------------------------
Title:  VP                                  Title: VP, General Counsel & Secy
       -----------------------                     --------------------------
Date:   2/28/95                             Date:   Feb. 23, 1995
        -------------------------                   ---------------------------

                               AMENDMENT NUMBER 4

                          TO THE REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 31, 1987

                                     BETWEEN
                        NORTHBROOK LIFE INSURANCE COMPANY
                        (HEREINAFTER CALLED "NORTHBROOK")
                                       AND
                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")

IT IS HEREBY AGREED, that the Reinsurance Agreement effective December 31, 1987 between NORTHBROOK and ALLSTATE (hereinafter "Agreement"), is amended as provided below.

Effective January 1, 1993, Article IV is hereby amended by adding the following new sub-paragraph 5:

     5. ALLSTATE and NORTHBROOK agree to an election under Treasury Regulations 1-848-2(g)(8), as follows:

          (a) For each taxable year under this Agreement, the party with net positive consideration, as defined in the regulations promulgated under Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

          (b) NORTHBROOK and ALLSTATE agree to exchange information pertaining to the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses. NORTHBROOK and ALLSTATE shall agree on the amount of such net consideration for each taxable year no later than the May 1 following the end of such year.

          (c) This election shall be effective for 1993 and for all subsequent taxable years for which this Agreement remains in effect.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Northbrook Life Insurance Company

By    /s/ Sarah R. Donahue
      ------------------------
Title VP
      ------------------------
Date  1/26/96
      ------------------------

Allstate Life Insurance Company

By    /s/ C. Nelson Strom
      --------------------------
Title AVP
      -----------------------
Date  1/24/95
      ------------------------

                             AMENDMENT NO. 5 TO THE

                              REINSURANCE AGREEMENT

                                     BETWEEN

             NORTHBROOK LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "NORTHBROOK")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

IT IS HEREBY AGREED, that the Modified Coinsurance Agreement effective December 31, 1987 between NORTHBROOK and ALLSTATE (hereafter "Agreement"), is amended as follows:

     1.) Schedule A, CONTRACTS SUBJECT TO REINSURANCE UNDER THIS TREATY, is hereby amended by deleting said Schedule in its entirety, and replacing it with the following new Schedule A:

                                   SCHEDULE A

               CONTRACTS SUBJECT TO REINSURANCE UNDER THIS TREATY

               Any contract whose reserve is invested, in whole or in part, in any account designated as a NORTHBROOK Separate Account shall be reinsured under this Agreement; provided, however, that the portion of any such contract which is not so invested is not covered under this Agreement.

     2.)  This Amendment shall be effective December 30, 1996.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

NORTHBROOK LIFE INSURANCE COMPANY           ALLSTATE LIFE INSURANCE COMPANY

By:    /s/ Sarah R. Donahue                 By:    /s/ C. Nelson Strom
       -------------------------                   -----------------------------
Title: Assistant Vice President             Title: Assistant Vice President &
       -------------------------                   Corporate Actuary
                                                   -----------------------------
Date:  January 15, 1997                     Date:  January 15, 1997
       -------------------------                   -----------------------------

                               AMENDMENT NUMBER 6

                          TO THE REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 31, 1987

                                     BETWEEN

                        NORTHBROOK LIFE INSURANCE COMPANY
                        (HEREINAFTER CALLED "NORTHBROOK")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")


WHEREAS, NORTHBROOK and ALLSTATE entered into a Reinsurance Agreement effective December 31, 1987 (hereinafter "Agreement"); and

WHEREAS, the parties now believe that the Agreement does not accurately reflect their existing practices relating to settlements for certain tax benefits and liabilities; and

WHEREAS, the parties desire to amend the Agreement to reflect the existing practices with respect to such tax settlements;

NOW, THEREFORE, IT IS HEREBY AGREED, that the Agreement is amended as provided below.

     1.) Article IV, paragraph 2, is amended by replacing subparagraph (d) with a new subparagraph (d), as follows:

           (d) Insurance taxes, licenses and fees (excluding Federal Income Tax that is not related to the contracts reinsured under this Agreement), incurred by NORTHBROOK with respect to the contracts reinsured under this Agreement.

     2.) Article IV is further amended by adding a new paragraph 5, as follows:

          5. No less frequently than quarterly, ALLSTATE will calculate the amount of federal and state income tax liabilities incurred by NORTHBROOK for the quarter related to the contracts reinsured under this Agreement, and the amount of federal and state income tax benefits earned by NORTHBROOK for the quarter related to the contracts reinsured under this Agreement. If tax liabilities exceed tax benefits, the difference, plus a gross-up for additional federal and state income taxes, will be paid by ALLSTATE to NORTHBROOK. If tax benefits exceed tax liabilities, the difference, plus a gross-up for additional federal and state income taxes, will be paid by NORTHBROOK to ALLSTATE.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Northbrook Life Insurance Company

By    /s/ Sarah R. Donahue
      -----------------------------
Title Assistant Vice President
      -----------------------------
Date  October 22, 1998
      -----------------------------


Allstate Life Insurance Company

By    /s/ C. Nelson Strom
      -----------------------------
Title AVP
      -----------------------------
Date  10/22/98
      -----------------------------

                                   Page 2 of 2